                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                 FORM 8-K/A-2


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): May 19, 1998


                        APPLIED VOICE RECOGNITION, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)


               0-23607                               76-051318
       (Commission File Number)         (I.R.S. Employer Identification No.)

4615 POST OAK PLACE, SUITE 111, HOUSTON, TEXAS          77027
   (Address of Principal Executive Offices)          (Zip Code)


                                (713) 621-5678
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

     The information included in Item 7 of the Company's Form 8-K/A as filed with the Securities and Exchange Commission on January 30, 1997, is hereby amended and restated as follows:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          See the financial statements for Applied Voice Recognition, Inc. beginning on Page F-1.

     (b)  Pro forma Financial Information

          See the Pro Forma Consolidated Financial Statements for Summa Vest, Inc. beginning on Page F-12.

     (c)  Exhibits

  NO.                                 DESCRIPTION
  ---                                 -----------
  2.1 Reorganization Agreement (Exhibit 2.1 to the Company's Current Report on Form 8-K as filed with the Commission on December 24, 1996 is incorporated herein by reference).

  3.1 Amended Articles of Incorporation (Exhibit 3.1 to the Company's Current Report on Form 8-K/A as filed with the Commission on January 30, 1997 is incorporated herein by reference).



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPLIED VOICE RECOGNITION, INC.


                                    /s/ TIMOTHY J. CONNOLLY
                                    -------------------------------------
                                            Timothy J. Connolly,
                                    President and Chief Operating Officer

Dated: May 19, 1998

                        APPLIED VOICE RECOGNITION, INC.

                    (FORMERLY VOICE TECHNOLOGIES, LTD., AND
                  APPLIED VOICE TECHNOLOGIES PARTNERS, LTD.)

                             FINANCIAL STATEMENTS

                       TWO YEARS ENDED DECEMBER 31, 1995

                               DECEMBER 2, 1996

December 2, 1996
   (except for Note 9, as to which
   the date is December 11, 1996)

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
   Applied Voice Recognition, Inc.
   Houston, Texas

     We have audited the accompanying balance sheet of Applied Voice Recognition, Inc. (formerly Voice Technologies, Ltd. and Applied Voice Technologies Partners, Ltd.) as of December 31, 1995, and the related statements of income, stockholders' equity, and cash flows for the year ended December 31, 1995 and the period from inception (November 14, 1994) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Applied Voice Recognition, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the year ended 1995 and the initial period in 1994 in conformity with generally accepted accounting principles.



MALONE & BAILEY, PLLC

Houston, Texas

                        APPLIED VOICE RECOGNITION, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1995

ASSETS
     Cash.............................................................................. $  40,495
     Accounts receivable...............................................................     5,461
     Inventory.........................................................................    15,000
                                                                                        ---------
          Total Current Assets.........................................................    60,956

     Property and equipment, net of accumulated depreciation of $5,572.................    22,843
                                                                                        ---------
          TOTAL ASSETS................................................................. $  83,799
                                                                                        =========
LIABILITIES
     Current portion of long-term debt................................................. $  15,871
     Due to stockholders...............................................................     7,500
     Accounts payable and accrued expenses.............................................    73,190
                                                                                        ---------
Total Current Liabilities..............................................................    96,561

DUE TO STOCKHOLDERS....................................................................   214,902
LONG-TERM DEBT.........................................................................   142,310
                                                                                        ---------
          TOTAL LIABILITIES............................................................   453,773
                                                                                        ---------
STOCKHOLDERS' EQUITY
     Common stock, $.001 par value, 50,000,000 shares authorized, 5,820,000 shares
          issued and outstanding.......................................................        58
     Paid in capital...................................................................    63,894
     Retained (deficit)................................................................  (433,926)
                                                                                        ---------
          TOTAL STOCKHOLDERS' EQUITY...................................................  (369,974)
                                                                                        ---------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY................................... $  83,799
                                                                                        =========


                      See notes to financial statements.

                        APPLIED VOICE RECOGNITION, INC.
                               INCOME STATEMENTS
          YEAR ENDED DECEMBER 31, 1995, AND THE PERIOD FROM INCEPTION
                 (NOVEMBER 14, 1994) THROUGH DECEMBER 31, 1994

                                    1995         1994
                                    ----         ----
Net Sales......................  $ 422,697     $ 13,535

Cost of sales..................    290,435       10,074
                                 ---------     --------
          Gross Margin.........    132,262        3,461

Selling........................    113,592        9,767
General and administrative.....    330,018       74,737
Research and development.......     39,535           --
                                 ---------     --------
          Operating Deficit....   (350,883)     (84,504)

Interest expense...............      2,000           --
                                 ---------     --------
          Net deficit..........  $(352,883)    $(84,504)
                                 =========     ========


                      See notes to financial statements.

                        APPLIED VOICE RECOGNITION, INC.
                      STATEMENTS OF STOCKHOLDERS' EQUITY
          YEAR ENDED DECEMBER 31, 1995, AND THE PERIOD FROM INCEPTION
                 (NOVEMBER 14, 1994) THROUGH DECEMBER 31, 1994


                                                                  PARTNERS'               RETAINED
                                                                   CAPITAL                (DEFICIT)                  TOTALS
                                                                  --------                ---------                 ---------
At inception
   Contributions of cash                                          $ 45,524                        --                 $  45,524
   Contributions of property and equipment                          29,278                        --                    29,278
   Increase in partner subscriptions receivable                     12,500                        --                    12,500

Net deficit for the period from Inception (November 14, 1994)
   through December 31, 1994                                            --                 $(81,043)                  (81,043)
                                                                  --------                ---------                 ---------

   At December 31, 1994                                             87,302                  (81,043)                    6,259

Contributions of cash                                               70,013                       --                    70,013
    less: prior year partner subscriptions received                (12,500)                      --                   (12,500)
          adjustment to prior year property contribution              (863)                      --                        --

Purchase of partner's interest by issuance of note payable         (80,000)                      --                   (80,000)

Net deficit                                                             --                 (352,883)                 (352,883)
                                                                  --------                ---------                 ---------
   At December 31, 1995                                           $ 63,952                $(433,926)                $(369,974)
                                                                  ========                =========                 =========

Note: The Company was incorporated on August 15, 1996. All footnote disclosures relating to Company ownership for fiscal 1995 and 1994 have been restated as shareholder transaction.

                      See notes to financial statements.

                        APPLIED VOICE RECOGNITION, INC.
                           STATEMENTS OF CASH FLOWS
          YEAR ENDED DECEMBER 31, 1995, AND THE PERIOD FROM INCEPTION
                 (NOVEMBER 14, 1994) THROUGH DECEMBER 31, 1994

                                                                                     1995           1994
                                                                                  ---------       --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net (loss)                                                                   $(352,882)      $(81,043)
     Adjustments to reconcile net income to cash provided by operating activities:
          Depreciation                                                                4,108          1,464
          Increases in Due to Shareholders for unpaid compensation and
          out-of-pocket expense reimbursements                                      179,441         42,961
     Changes in operating assets and liabilities:
          Accounts receivable                                                        (5,461)
          Inventory                                                                 (15,000)
          Accounts payable and accrued expenses                                     123,771          2,600
                                                                                  ---------       --------

     NET CASH USED BY OPERATING ACTIVITIES                                          (66,024)       (34,018)
                                                                                  ---------       --------

CASH FLOWS FROM FINANCING ACTIVITIES
     Cash contributed by shareholders                                                70,013         45,524
     Loan proceeds from third parties                                                25,000
                                                                                  ---------       --------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                                       95,013         45,524
                                                                                  ---------       --------
NET INCREASE IN CASH                                                                 28,989         11,506

Cash at beginning of period                                                          11,506
                                                                                  ---------       --------
Cash at end of period                                                             $  40,495       $ 11,506
                                                                                  =========       ========
Supplemental Disclosure of Cash Paid For:
     Interest                                                                     $   2,000


In 1995, the Company bought out a partner by the issuance of an $80,000 note payable.

In 1994, property and equipment was contributed by a shareholder and recorded at its estimated fair value of $29,278.



                      See notes to financial statements.

                        APPLIED VOICE RECOGNITION, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1995 AND 1994


NOTE 1 - ACCOUNTING POLICIES

NATURE OF BUSINESS. Applied Voice Recognition, Inc. ("Company") was incorporated in Delaware on August 15, 1996. Prior to this date, it operated as various Texas Limited Partnerships, including Voice Technologies, Ltd., created November 14, 1994; Applied Voice Technologies Partners, Ltd., created September 1, 1995; and Applied Voice Recognition, L.P., created July 16, 1996. The Company and its predecessors were formed for the purpose of developing and selling micro-computer voice recognition software to commercial and government markets.

REVENUE is recognized when products are installed at customer locations. Accounts are written off when deemed uncollectible. As of December 31, 1995 and 1994, no accounts receivable were considered uncollectible.

INVENTORY is stated at cost.

OFFICE EQUIPMENT consists of computers, software and furniture. Depreciation is computed using the straight-line method, based on an estimated useful life of 5 years.

ACCOUNTS PAYABLE was $117,079 and ACCRUED EXPENSES was $9,292, totaling
$126,371.

COMMON STOCK. In October, 1996, the Board of Directors declared a 100 for 1 stock split and increased the total number of authorized shares to 15,000,000 from 150,000. All amounts in this financial statement have been adjusted for this split as if it had occurred on November 14, 1994, the date of inception of the Company. The total authorized shares of 50,000,000 and the par value used of $.001 are characteristics of the stock received in the merger discussed in Note 9.

INCOME TAXES are not applicable as the corporation was formed subsequent to year end. Income tax deductions prior to the balance sheet date are allocable to the various partners, based on their individual contributions.

NOTE 2 - ACCOUNTS PAYABLE TO RELATED PARTIES

As of December 31, 1995, amounts payable to stockholders was $222,402 and was payable on demand, carried no interest and was mostly accrued compensation. As of July 16, 1996, amounts due of $214,902 were contributed in a recapitalization of the Company in consideration for a $125,000 note payable made by a third party.

                        APPLIED VOICE RECOGNITION, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1995 AND 1994


NOTE 3 - LONG-TERM DEBT

                                                                               1995
                                                                             --------
Note payable to a former owner, with no interest, due $,2,500 August,
       1996, and $750 per month from September, 1996 through
       December, 1997, with a balloon due of the remainder on
       December 31, 1997                                                     $ 80,000
Note payable to American Express, with no interest, due $2,500 per month, beginning September, 1996, with a balloon due of the remainder if the Company "goes public" and raises a minimum of
       $1,000,000 in net stock sales                                           53,181
Note payable to a trust, with interest at 10% APR, due $300 per month from September, 1996 through December, 1997, with a balloon
       due of the remainder on December 31, 1997                               25,000
                                                                             --------
            Total                                                             158,181
            Less:  current maturities                                         (15,871)
                                                                             --------
            Net long-term debt                                               $142,310
                                                                             ========

The balance of long-term debt is due $99,129 in 1997, $30,000 in 1998, and $13,181 in 1999.

On July 16, 1996, an additional $125,000 was loaned to the Company by an unrelated trust. In connection with this loan, the trust and the individual beneficiary received a total of 3% ownership (the equivalent of 180,000 shares) in the Company.

NOTE 4 - COMMON STOCK

Prior to August 15, 1996, the Company was organized as three different Texas limited partnerships (see Note 1). On August 15, 1996, the Company was incorporated and the Partnership contributed all assets and liabilities in exchange for 6,000,000 shares. Because 3% of the Company was given up as partial consideration for a $125,000 loan made July 16, 1996 (see Note 3), an equivalent 5,820,000 shares is used as the total outstanding shares as of December 31, 1995.

                        APPLIED VOICE RECOGNITION, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1995 AND 1994


NOTE 4 - COMMON STOCK (continued)

On August 15, 1996, 2 additional stockholders purchased 2,473,000 shares of stock for $135,000. In November, 1996, 500,000 additional shares were issued for services in connection with marketing and promotion of Company products (see
Note 5) and 100,000 shares were issued in connection with the acquisition of other voice recognition software development technology and talent (see Note 8).

In October, 1996, the Company commenced the sale of its common stock in a private placement offering. As of December 2, 1996, 384,000 shares had been sold at $2 per share for a total consideration of $768,000.

As of December 2, 1996, a total of 9,457,000 shares of stock were outstanding.

NOTE 5 - STOCK OPTIONS/WARRANTS

On August 15, 1996, the Company enacted Employee and Director Stock Option Plans. Each Plan allows for the creation/granting of both qualified (as defined by the Internal Revenue Service) and non-qualified options.

Pursuant to this plan, the Company authorized an immediate grant of 5-year warrants to purchase 250,000 shares to officers at $.14 per share and 5-year options to purchase 150,000 shares to non-employee directors, at $1.375 per share.

On September 16, 1996, the Company entered into a 2 Year Licensing Agreement with Hakeem Olajuwon to use his name and likeness in marketing and promotional materials to be produced and published by the Company. Consideration paid for this licensing arrangement was 500,000 shares of common stock (included in the total shares outstanding at December 2, 1996, given in Note 4 above), and a warrant to purchase another 500,000 shares at $1.50 per share anytime on or before August 31, 2001.

NOTE 6 - JOINT VENTURE AGREEMENT

In April, 1996, the Company entered into negotiations with Nevada Gold and Casinos, Inc. ("NGCI") for the joint development of Voice Commander Gambler, a voice activated gaming device. The Company will contribute the name and technology and NGCI is to put up all sales and marketing monies, with profits to be split 50/50 after all expenses are recovered. No activity has occurred to date.

                        APPLIED VOICE RECOGNITION, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1995 AND 1994


NOTE 7 - EMPLOYMENT AGREEMENTS

On August 15, 1996, the Company signed 3 employment agreements with current officers for annual salaries aggregating $96,750 for the remainder of 1996, and $360,000 per year thereafter, including car allowances.

NOTE 8 - ACQUISITION

On September 25, 1996, the Company acquired other voice recognition software technology and talent for 100,000 shares of Company stock and $135,000, payable $5,000 per month for 27 months, commencing October, 1996.

NOTE 9 - MERGER WITH A PUBLIC COMPANY

On December 11, 1996, the Company entered into an agreement to be acquired by "reverse merger" with a public company, Summa Vest, Inc ("SVI"). SVI currently has no assets, no liabilities, and no operations since 1993. This acquisition will be accomplished by reducing the number of shares outstanding of SVI and issuing 9,073,000 new shares of $.001 par value SVI stock in exchange for the equal number of total outstanding shares of the Company. The acquisition is summarized as follows:

Existing shares of SVI:.............................................    325,198
     -  shares canceled.............................................   (225,000)

Shares issued for 100% of the Company:
     -  equivalent outstanding as of December 31, 1995..............  5,820,000
     -  equivalent issued for $125,000 loan on July 16, 1996........    180,000
     -  issued for $135,000 cash on August 15, 1996.................  2,473,000
     -  issued for promotion agreement signed September 16, 1996....    500,000
     -  issued for technology acquisition on September 25, 1996.....    100,000
     -  issued in the private stock sale, November, 1996............    384,000
Shares issued to investment bankers in connection with the merger...  1,171,802
                                                                     ----------
          Total shares outstanding after merger..................... 10,729,000
                                                                     ==========


In connection with this merger, all officers and directors of SVI will resign and be replaced by those of the Company, and SVI's name will be changed to that of the Company.

                        APPLIED VOICE RECOGNITION, INC.
                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1995 AND 1994


NOTE 10 - OPERATING LEASES

The Company is obligated on two small equipment leases and an office lease, with total monthly payments of $5,095. Future minimum lease payments are $33,496 for 1996, $56,211 for 1997, $56,676 for 1998, $55,186 for 1999 and $4,425 for 2000.

                               SUMMA VEST, INC.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           AS OF SEPTEMBER 30, 1996

                               DECEMBER 30, 1996

                               SUMMA VEST, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET


PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
     The following pro forma balance sheet has been derived from the balance sheets of Summa Vest Inc. ("SVI") and Applied Voice Recognition, Inc. ("AVR") at September 30, 1996 and adjusts such information to give effect to the merger which occurred in December, 1996, as if such merger had occurred on September 30, 1996. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the merger had been consummated at September 30, 1996. The pro forma balance sheet should be read in conjunction with the notes thereto and the financial statements of Applied Voice Recognition, Inc. and related notes thereto contained elsewhere in this Form 8-K/A-2.

                                                                    ADJUSTMENTS
                                           SVI            AVR       DR     (CR)    CONSOLIDATED
                                        ---------     ---------     -----------    ------------
               ASSETS
Current assets
 Cash                                                 $ 128,734    $ 641,000 (1)    $  769,734
 Accounts receivable                                     12,000                         12,000
 Inventory                                               14,128                         14,128
                                                      ---------                     ----------
   Total current assets                                 154,862                        795,862
                                                      ---------                     ----------
Equipment, net                                           20,019                         20,019
                                        ---------     ---------                     ----------
                                        $       0      $174,881                     $  815,881
                                        =========     =========                     ==========
LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities
 Current portion of long-term debt                       10,161                     $   10,161
 Due to stockholders                    $   2,019         7,500        2,019             7,500
 Accounts payable                          23,372       175,355       23,372           175,355
                                        ---------     ---------                     ----------
   Total current liabilities               25,391       193,016                        193,016
                                        ---------     ---------                     ----------
Due to stockholders                                     125,000                        125,000
Long-term debt                                           91,015                         91,015
Stockholders' equity
 Common stock, par value $.001;
   authorized 50,000,000 shares;
   issued and  outstanding
   18,154,000                              18,154                      7,809
                                                                        (384) (1)       10,729
 Common stock, par value $.01;
   authorized 15,000,000 shares;
   issued and outstanding
   9,073,000                                             90,730       90,730                  --
 Paid-in capital                          304,018       358,174      249,024
                                                                    (640,616) (1)      1,053,784
 Retained (deficit)                      (347,563)     (683,054)    (347,563) (2)
                                        ---------     ---------                      -----------

                                                                     (25,391) (3)       (657,663)
                                                                                      ----------
                                          (25,391)     (234,150)                         406,850
                                        ---------     ---------                       ----------
                                        $       0     $ 174,881                       $  815,881
                                        =========     =========                       ==========


     See accountants' report and notes to pro forma consolidated financial statements.

                               SUMMA VEST, INC.
                      PRO FORMA COMBINED INCOME STATEMENT
                     NINE MONTHS ENDED SEPTEMBER 30, 1996


                                                                    ADJUSTMENTS
                                           SVI            AVR       DR     (CR)    CONSOLIDATED
                                        ---------     ---------     -----------    ------------
Net sales                                      --     $ 278,545            --       $  278,545

Cost of sales                                  --       189,289            --          189,289
                                                      ---------                     ----------

  Gross Margin                                 --        89,256            --           89,256

Selling                                        --        85,457            --           85,457
General and administrative                $   168       183,045            --          183,213
Research and development                       --        66,030            --           66,030
                                        ---------     ---------                     ----------

  Operating Deficit                          (168)     (245,276)           --         (245,444)

Interest (expense)                             --         3,852            --            3,852
                                        ---------     ---------                     ----------

   Deficit before extraordinary item         (168)     (249,128)           --          249,296
                                                                                    ----------

Extraordinary item - debt forgiveness, less
 applicable income taxes of $10                --            --       (25,391) (3)      25,391
                                        ---------     ---------                     ----------
Net income (deficit)                    $    (168)    $(249,128)           --       $ (223,905)
                                        =========     =========                     ==========

Pro Forma
 Net (loss) per share                                                               $     (.02)
                                                                                    ==========

Weighted average shares outstanding                                                 10,729,000
                                                                                    ==========



    See accountants' report and notes to pro forma consolidated financial statements.

                               SUMMA VEST, INC.
                      PRO FORMA COMBINED INCOME STATEMENT
                         YEAR ENDED DECEMBER 31, 1995



                                                                    ADJUSTMENTS
                                           SVI            AVR       DR     (CR)    CONSOLIDATED
                                        ---------     ---------     -----------    ------------
Net sales                                      --     $ 422,697                    $   422,697

Cost of sales                                  --       290,435                        290,435
                                                      ---------                    -----------
  Gross Margin                                 --       132,262                        132,262

Selling                                        --       113,592                        113,592
General and administrative                    541       330,018                        330,559
Research and development                       --        39,535                         39,535
                                        ---------     ---------                     ----------
  Operating Deficit                          (541)     (350,883)                      (351,424)

Interest expense                               --         2,000                          2,000
                                        ---------     ---------                     ----------
  Net deficit                           $    (541)    $(352,883)                    $ (353,424)
                                        =========     =========                     ==========
Pro Forma
 Net (loss) per share                                                               $     (.03)
                                                                                    ==========
Weighted average shares outstanding                                                 10,729,000
                                                                                    ==========

    See accountants' report and notes to pro forma consolidated financial statements.

                               SUMMA VEST, INC.
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  9 MONTHS ENDED SEPTEMBER 30, 1996, AND THE
                         YEAR ENDED DECEMBER 31, 1995


On December 11, 1996, Summa Vest, Inc. ("SVI"), a Utah corporation, completed a "reverse acquisition" of Applied Voice Recognition, Inc., a Delaware corporation. SVI has had no operations since 1993, and AVR develops and sells micro-computer voice recognition software to commercial and government markets.

The "reverse acquisition" by SVI will be accounted for by the purchase method of accounting for the fiscal year ended December 31, 1996. Consequently, all prior history of SVI is eliminated in the combination. SVI financed the purchase by
(1) reducing its 18,154,000 outstanding shares by a 55.824452-for-one reverse split, (2) canceling 225,000 shares of the 325,198 resulting shares, (3) exchanging 9,457,000 newly-issued shares on a 1 for 1 basis for the same number of shares representing 100% of the outstanding stock of AVR as of that date, and
(4) issuing an additional 1,171,802 shares to financial advisors.

                                                                            SHARES OUTSTANDING
                                                                       ----------------------------
                                                                             SVI            AVR
                                                                       ----------------------------
The transaction occurred as follows:

At September 30, 1996                                                      18,154,000      9,073,00
Reverse split by SVI                                                      (17,828,802)
Cancellation of a portion of remaining shares                                (225,000)
Issuance of stock to financial advisors                                     1,171,802
Sale of stock by AVR in a private placement (Reg. D) at $2 per share                        384,000
                                                                          -----------    ----------

   Sub-total, immediately prior to December 11, 1996, merger                1,272,000     9,457,000
Merger                                                                      9,457,000    (9,457,000)
                                                                          -----------    ----------

Ending balances, at December 11, 1996                                      10,729,000             0
                                                                          ===========    ==========

A summary of the consolidation elimination entries to the Pro Forma Combined Balance Sheet is as follows:

(1) Additional $2 per share stock (384,000 shares) sold by AVR in November, 1996, prior to the December 11, 1996 merger. Accrued related costs of this offering are $127,000, shown as paid and accounted for as a reduction of paid-in capital, for net proceeds of $641,000.

(2) 55.824452 to 1 reverse split, immediately prior to December 11 merger, followed by cancellation of 225,000 shares, issuance of 1,171,802 shares to financial advisors, and the exchange of 9,457,000 shares of post-split SVI stock for all previously issued AVR stock.

(3) Cancellation of $25,391 in contingent liabilities carried on the books of SVI, most of which is not payable unless the Company enters the nursing service business in California, which is considered remote.

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